9. ASSET RETIREMENT OBLIGATION	6 Months Ended
Jun. 30, 2021
Asset Retirement Obligation
9. ASSET RETIREMENT OBLIGATION

9. ASSET RETIREMENT OBLIGATION

	For the six-month period ended June 30, 2021 $	For the year ended December 31, 2020 $
Opening balance	621	621
New obligations	230	-
Ending balance	851	621

The asset retirement obligation that arose during the three-month period ended June 30, 2021 represents the present value of the estimated amount of undiscounted cash flows required to satisfy the asset retirement obligation in respect of the Matawinie Mine. The estimation was made using a percentage of completion of the total budgeted cost of rehabilitation. The Company has determined the fair value of its rehabilitation obligation by using a discount rate of 3.72%, assuming reclamation work would be completed in 28 years. The liabilities accrete to their future value until the obligations are due. The estimated rehabilitation obligation will increase as the construction of the Matawinie Mine progresses.